Exhibit 13(c)(2)

                                         Exhibit B Amended as of August 14, 2003

                            Class C Distribution Fees

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                                                      Account       Distribution
                 Name of Fund                      Maintenance Fee      Fee
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             Merrill Lynch Short Term
             U.S. Government Fund, Inc.                 0.25%           0.55%
                                                        ----            ----
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     Merrill Lynch U.S. Government Mortgage Fund        0.25%           0.55%
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     Merrill Lynch Fundamental Growth Fund, Inc.        0.25%           0.75%
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        Merrill Lynch Focus Value Fund, Inc.            0.25%           0.75%
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          Merrill Lynch Mid Cap Value Fund
             of The Asset Program, Inc.                 0.25%           0.75%
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           Mercury Growth Opportunity Fund
             of The Asset Program, Inc.                 0.25%           0.75%
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                           Class C1 Distribution Fees

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                                                      Account       Distribution
                 Name of Fund                      Maintenance Fee      Fee
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          Merrill Lynch Short Term
           U.S. Government Fund, Inc.                   0.10%           0.30%
                                                        ----            ----
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